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                United States Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 2, 2007
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               (Date of earliest event reported: March 19, 2007)

                              ONCOLOGIX TECH INC.
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             (Exact name of registrant as specified in its charter)

            Nevada                001-15482                      86-1006416
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(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)                Identification No.)

                     2850 Thornhills Ave., S.E., Suite 104
                          Grand Rapids, Michigan 49546
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              (Address of principal executive offices) (Zip Code)

                                 (616) 977-9933
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                        (Registrant's telephone number)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Unless otherwise indicated or the context otherwise requires, all references below in this report on Form 8-K to "we," "us" and the "Company" are to Oncologix Tech Inc., a Nevada corporation

Cautionary Note Regarding Forward-looking Statements and Risk Factors

The Registrant's Form 10-KSB, any Form 10-QSB or any Form 8-K of the Registrant or any other written or oral statements made by or on behalf of the Registrant may contain forward-looking statements which reflect the Registrant's current views with respect to future events and financial performance. The words "believe," "expect," "anticipate," "intends," "estimate," "forecast," "project," and similar expressions identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products, services, developments or industry rankings; any statements regarding future economic conditions or performance; any statements of belief; any statements regarding the validity of our intellectual property and patent protection; and any statements of assumptions underlying any of the foregoing. Such "forward-looking statements" are subject to risks and uncertainties set forth from time to time in the Registrant's SEC reports and include, among others, the Risk Factors described below.

Readers are cautioned not to place undue reliance on such forward-looking statements as they speak only of the Registrant's views as of the date the statement was made. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on January 8, 2007, Oncologix Tech Inc., (formerly BestNet Communications Corp.), a Nevada corporation (the "Seller") entered into an Asset Purchase Agreement with Interactive Media Technologies, Inc., a Florida corporation (the "Buyer"), to sell most of the assets, including the goodwill, of our Telephone Business. The purchase price for purchased assets and assumed liabilities is $60,000 payable as follows: (i) $30,000 payable upon the execution of the Asset Purchase Agreement; and (ii) $30,000 payable upon the Closing Date of February 15, 2007. On the closing date, the Buyer also agrees to reimburse the Seller for all expenses paid by the Seller after January 31, 2007 (the "Switchover Date") through the Closing Date which relate to liabilities associated with the business that were incurred by the Seller after the Switchover Date.

On January 12, 2006, we file a Current Report on Form 8-K (the "8-K Report") to report this transaction. We amended that Current Report on Form 8-K/A, on January 18, 2007 to provide the pro forma financial information required by Item 9.01(b).

In March 2007, we received the final "Closing Date" payment of $30,000 and have reconciled all outstanding liabilities with respect to the sale of the Telephone Business.

Item 8.01  Other Events

In March 2007, the Company's subsidiary, Oncologix Corporation, entered into a Research Agreement with Institute De Cardiologie De Montreal ("ICM") to complete a Microsphere Rabbit Study. Under this study, ICM and Dr. Raoul Bonan have agreed to provide the facilities, equipment, and expertise necessary to assist Oncologix in performing animal research studies with its Oncosphere System. The studies are required to be completed as part of the data submitted to the Food and Drug Administration (FDA) to support a request for initiation of human clinical research. Total estimated costs for this study are expected to be approximately $30,000.

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ITEM 9.01 Financial Statements and Exhibits

(a) Exhibits

Exhibit             Title
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  99                Press release, issued by BestNet Communications Corp. Dated
                    March 19, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                            By:  /s/  Stanley L. Schloz
                                               --------------------------------
                                                      Stanley L. Schloz
                                                      President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer




     Date: April 2, 2007